UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on April 20, 2020 (the "PSP Closing Date"), Allegiant Air, LLC, our wholly-owned subsidiary ("Allegiant Air"), entered into a Payroll Support Program Agreement (the "PSP Agreement") with the U.S. Department of the Treasury (the "Treasury") with respect to the grant program (the "Payroll Support Program") under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"). In connection with Allegiant Air's entry into the PSP Agreement, on the PSP Closing Date, Allegiant Travel Company ("we," "our" or the "Company") entered into a warrant agreement (the "PSP Warrant Agreement") with the Treasury under which we were required to issue to the Treasury warrants to purchase up to 27,681 shares of our common stock upon receipt of subsequent funding under the CARES Act (the "PSP Warrants"). The PSP Warrant Agreement entitles the Treasury to customary registration rights.

On January 15, 2021 (the "PSP2 Closing Date"), Allegiant Air entered into a Payroll Support Program Extension Agreement (the "PSP2 Agreement") with the Treasury with respect to the grant program under Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021 (the "PSP2 Act"). In connection with Allegiant Air's entry into the PSP2 Agreement, on the PSP2 Closing Date, we entered into a warrant agreement (the "PSP2 Warrant Agreement" and, together with the PSP Warrant Agreement, the "Warrant Agreements") with the Treasury under which we were required to issue to the Treasury warrants to purchase up to 924 shares of our common stock upon receipt of subsequent funding under the PSP2 Act (the "PSP2 Warrants and, together with the PSP Warrants, the "Warrants"). The PSP2 Warrant Agreement entitles the Treasury to customary registration rights.

On October 5, 2021, ALGT filed a shelf registration statement on Form S-3 (File No. 333-260062) (the "Registration Statement"). The Registration Statement provides for the sale of securities, including shares of common stock and warrants of the Company, from time to time by the Company, its subsidiaries and selling security holders who may be named in a prospectus supplement. On the date hereof, the Company filed a prospectus supplement providing for the resale of the Warrants by one or more selling security holders from time to time, as well as the resale of up to 28,605 shares of common stock issuable upon exercise of the Warrants (the "Shares").

Greenberg Traurig LLP, Nevada counsel to the Company, has issued a legal opinion relating to the Warrants and the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing description of the Warrant Agreements does not purport to be complete and is qualified in its entirety by reference to each of the Warrant Agreement, filed herewith as Exhibit 4.1, and the Form of Warrant, filed herewith as Exhibit 4.2, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1
PSP Warrant Agreement, dated as of April 20, 2020, between Allegiant Travel Company and the United States Department of the Treasury (filed as Exhibit 10.3 to the registrant's Form 10-Q filed on May 22, 2020 and incorporated herein by reference).

4.2	Form of PSP Warrant (included in Exhibit 4.1 as Annex B thereto).
4.3	PSP2 Warrant Agreement, dated as of January 15, 2021, between Allegiant Travel Company and the United States Department of the Treasury.
4.4	Form of PSP Warrant (included in Exhibit 4.3 as Annex B thereto)
5.1	Opinion of Greenberg Traurig, LLP.
23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2021	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	Chief Financial Officer

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